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                                PROMISSORY NOTE

                  Employee Name:
                                  ------------------------

         Social Security Number:
                                  ------------------------

                        Address:
                                  ------------------------


                                  ------------------------

                 Amount of Note:
                                  ------------------------

                   Date of Note:
                                  ------------------------

     FOR VALUE RECEIVED, the undersigned (the "Maker") promises to pay to the order of SurModics, Inc, a Minnesota corporation (the "Payee"), the principal sum of $______________ together with interest on the unpaid principal amount outstanding from time to time from the date hereof at ___ % per annum. Accrued interest shall be payable on each annual anniversary of the date hereof. The total unpaid principal and interest on this Note shall be due and payable on the fifth anniversary of the date hereof, with full right of prepayment.

     Notwithstanding the previous paragraph, the total unpaid principal and interest on this Note shall be due and payable on the earlier of the 90th day following the date on which the Maker leaves the employ of the Payee or the 180th day following the first date on which the Maker is able to sell his or her SurModics, Inc. stock in the public market.

     Any payments made by the Maker shall be applied by the Payee when received, first to the payment of interest and then to the reduction of unpaid principal balance. Interest as determined hereunder shall in no event exceed the maximum amount permitted by law.

     This Note is secured by a security interest in _______ shares of Maker's SurModics, Inc. stock.

     If any one or more of the following events of default shall occur:

     (a) Maker shall fail to pay any sum hereunder when due and such failure shall continue for ten (10) days after such payment is due;

     (b) Maker shall become insolvent, unable to pay his debts as they mature, or admit in writing his inability to pay his debts as they mature;

     (c)  Maker shall make a general assignment for the benefit of creditors;

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     (d)  Maker shall become or be adjudicated bankrupt or shall voluntarily file a petition for bankruptcy; or

     (e) Maker shall apply for appointment of a receiver or a trustee for any substantial portion of his property or assets or shall permit the appointment of such receiver or trustee who is not discharged within a period of 30 days after such appointment.

then, upon the occurrence of any one or more such events of default, any holder of this Note may immediately require the unpaid principal balance of and all interest accrued on this Note to be immediately due and payable, and the unpaid balance of and accrued interest on this Note shall thereupon be due and payable without further demand, presentment, protest, or further notice of any kind, all of which are hereby waived.

     The Maker shall pay on demand all costs reasonably incurred by the holder hereof in effecting collection of the principal of and interest on this Note, including the fees and disbursements of counsel.

     No delay or omission on the part of the holder hereof in exercising any right, power or privilege hereunder shall operate as a waiver hereof, nor shall single or partial exercise of any right, power or privilege hereunder include other or further exercise thereof or the exercise of any other right, power or privilege.

     The rights and powers granted and evidenced hereby shall extend to any holder of this Note and shall be binding upon the Maker and shall be applicable to this Note and to all renewals and/or extensions thereof.

     The Maker hereby waives presentment, demand, notice of dishonor and notice of protest.

Dated this      day of          , 19
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Maker                                   Witness


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